                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 8, 1998
                                                  ----------------



                           COLOR SPOT NURSERIES, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


        Delaware                      000-23483                  68-0363266
--------------------------------------------------------------------------------
 (State or other juris-            (Commission file            (IRS Employer
diction of incorporation)              number)               Identification No.)



       3478 Buskirk Avenue
    Pleasant Hill, California                                       94523
  -----------------------------                                 -------------
     (Address of principal                                        (Zip Code)
      executive offices)



                                 (510) 934-4443
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On July 8, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference, announcing (i) that its fiscal fourth quarter results would not meet expectations, (ii) that Marion Antonini, a principal of Kohlberg & Co., which owns a majority interest in the Registrant, has been appointed to the Registrant's Board of Directors and (iii) that the Company's President and COO, Jerry Halamuda, is resigning those positions and becoming Vice-Chairman of the Board because of health-related reasons.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

           99.1      Press release issued July 8, 1998 by the Registrant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLOR SPOT NURSERIES, INC.
                                       (Registrant)

Date:  July 14, 1998                   /s/ Paul D. Yeager
                                       ---------------------------
                                       Paul D. Yeager
                                       Chief Financial Officer



                                       2